                      Chase Manhattan Grantor Trust 1996-A
                         Statement to Certificateholders
                                  May 17, 1999



                                                   DISTRIBUTION IN DOLLARS
              ORIGINAL           PRIOR                                                                          CURRENT
                FACE           PRINCIPAL                                                 REALIZED DEFERRED      PRINCIPAL
  CLASS         VALUE           BALANCE        INTEREST      PRINCIPAL       TOTAL        LOSSES  INTEREST       BALANCE
    A     1,474,263,764.33   192,708,943.99   835,072.09   16,173,830.38  17,008,902.47     0.00    0.00     176,535,113.61
 TOTALS   1,474,263,764.33   192,708,943.99   835,072.09   16,173,830.38  17,008,902.47     0.00    0.00     176,535,113.61



         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                       PASS-THROUGH RATES
            PRIOR                                          CURRENT                                   CURRENT
           PRINCIPAL                                       PRINCIPAL                          CLASS PASS-THRU
 CLASS      FACTOR      INTEREST   PRINCIPAL    TOTAL       FACTOR                                     RATE
    A     130.7153772   0.566433   10.970785  11.537218   119.7445924                           A    5.200000 %
 TOTALS   130.7153772   0.566433   10.970785  11.537218   119.7445924


 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  May 17, 1999
                                 MONTHLY REPORT



                                                         Due Period                  39
                                           Due Period Beginning Date           04/01/99
                                               Due Period End Date             04/30/99
                                                Determination Date             05/10/99

 I. Monthly Expense Summary
          A. Servicing Fee Disbursement                                      160,590.79
          B. Cash Collateral Account Expense                                       0.00
          C. Total Expenses Paid (per $1000 of Original Principal Amount)      0.108929

 II. Cash Collateral Account Deposit Amount                                        0.00

 III. Outstanding Advance Summary
          A. From Prior Period                                             3,727,883.64
          B. From Current Period                                           3,705,268.00
          C. Change in Amount Between Periods (Line B - A)                   -22,615.64

 IV. Available Cash Collateral Account Information for Due Period
          A. Available Cash Collateral Amount                             11,056,978.23
          B. Available Cash Collateral Amount Percentage                       5.7377 %

 V. Available Cash Collateral Account Information for Next Period
          A. Available Cash Collateral Amount                             11,056,978.23
          B. Available Cash Collateral Amount Percentage                       6.2633 %

 VI. Required Cash Collateral Amount
          A. For the Current Collection Period                            11,056,978.23
          B. For the Next Collection Period                               11,056,978.23

 VII. Payment Summary for Servicer
          A. Monthly Servicing Fees
                    1. Scheduled Monthly Servicing Fee                       160,590.79
          B. Monthly Disbursements to Servicer
                    1. Monthly Servicing Fee and Unpaid Servicing Fee        160,590.79
                    2. Reimbursed Advance Amount                             234,010.59
                    3. Net Investment Earnings on Certificate Account              0.00
                    4. Total (Lines 1 thru 3)                                394,601.38
          C. Advance by Servicer                                             211,394.95
          D. Net Disbursement to Seller (Lines B - C)                        183,206.43

 VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct          0.00

 IX. Disbursements on Cash Collateral Loan
          A. Interest Payment on Loan                                              0.00
          B. Fees and Expenses on Loan                                             0.00
          C. Principal Payment on Loan                                             0.00


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  May 17, 1999

 X. Repayment to Seller
          A. From Available Cash Collateral Funds                             47,925.86
          B. From Certificate Account
                    1. Excess Funds                                          413,234.25
                    2. Certificate Amount Surplus                                  0.00
                    3. Excess Amount ( Lines 1 -2)                           413,234.25
          C. Excess Amount Paid Seller (Lines A + B)                         461,160.11

 XI. Recoveries of Defaulted Receivables for Due Period                       54,769.34

 XII. Recoveries of Interest Delinquencies for Due Period                    234,010.59

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  May 17, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT


 I. Available Amount in the Certificate Account

          A. Credits
                    1. Payments form Obligors Applied to
                       Collection Period
                              a. Principal Payments                       15,931,509.22
                              b. Recovery of Advance                         224,158.94
                              c. Other Interest Payments                   1,244,834.28
                              d. Total (A thru C)                         17,400,502.44
                    2. Repurchase Amount from Repurchased Receivables
                              a. Principal before Cutoff Date                      0.00
                              b. Interest before Cutoff Date                       0.00
                              c. Principal Payments                          145,519.68
                              d. Recovery of Advance                           3,795.12
                              e. Other Interest Payments                         754.06
                              f. Total (A thru E)                            150,068.86
                    3. Reversal from Defaulted Contracts                           0.00
                    4. Recovery of Defaulted Receivables                      54,769.34
                    5. Recovery Amount Before Cutoff Date
                       (Excluding Repurchased Receivables
                              a. Principal                                         0.00
                              b. Interest                                          0.00
                              c. Total (A thru B)                                  0.00
                    6. Investment Earnings on Certificate Account                  0.00
                    7. Net Adjustments                                             2.51
                    8. Advance by Servicer                                   211,394.95
                    9. Overpayment from Obligors                                   0.00
                    10. Total Credits                                     17,816,738.10
          B. Debits
                    1. Overpayments from Obligors                                  0.00
                    2. Recovery Amount Before Cutoff Date to Seller
                              a. Principal                                         0.00
                              b. Interest.                                         0.00
                              c. Total (Lines A thru B)                            0.00
                    3. Reversal from Defaulted Contracts                           0.00
                    4. Reimbursement of Advance
                              a. From Payments of Non-Defaulted
                                 Receivables                                 227,954.06
                              b. From Recovery of Defaulted Receivables            0.00
                              c. Total (Lines A thru B)                      227,954.06
                    5. Net Investment Earnings on Certificate Account              0.00
                    6. Total Debits (Lines 1 thru 5)                         227,954.06
          C. Total Available Amount                                       17,588,784.04

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                               Chase Manhattan Grantor Trust 1996-A
                                           May 17, 1999
                                    MONTHLY SERVICER CERTIFICATE REPORT


 II. Reimbursement of Advance on Defaulted Receivables
          A. Recovery of Advance                                               5,100.95
          B. Unreimbursed Advance from Prior Period                                0.00
          C. Reimbursed Amount (Min: Lines A and B)                                0.00
 III. Excess Collections for Collection Period
          A. Excess Spread Amount                                            461,385.74
          B. Net Recovery of Defaulted Receivables
                    1. Recovery of Defaulted Receivables                      54,769.34
                    2. Reimbursement of Advance                                    0.00
                    3. Net Recovery of Defaulted Receivables (lines 1-2)      54,769.34
          C. Excess Spread Amount to this Periods Defaulted Receivables
                    1. Balance on Defaulted Receivables
                              a. Principal                                    96,801.48
                              b. Advanced Interest                             6,056.53
                              c. Unadvanced Interest                              62.82
                              d. Total (Lines A thru C)                      102,920.83
                    2. Amount Applied to Default Balance
                       (Min: Lines A+B and C.1)                              102,920.83
          D. Principal Carryover Shortfall                                         0.00
          E. Adjustment to Excess Collection                                       0.00
          F. Excess Collections                                              413,234.25

 IV. Scheduled Monthly Disbursements
          A. Unreimbursed Advance on Defaulted Receivables                         0.00
          B. Principal and Interest to Certificateholders
                    1. Monthly Prinicpal
                              a. From Repurchsed Receivables                 145,519.68
                              b. From Defaulted Receivables                   96,801.48
                              c. Principal Payment                        15,931,509.22
                              d. Total (Lines A thru C)                   16,173,830.38
                    2. Monthly Interest                                      835,072.09
                    3. Unpaid Interest                                             0.00
                    4. Principal Carryover Shortfall                               0.00
                    5. Total                                              17,008,902.47
          C. Servicing Fee to Servicer
                    1. Monthly Servicing Fee                                 160,590.79
                    2. Overdue Monthly Servicing Fee                               0.00
                    3. Total (Lines 1 thru 2)                                160,590.79
          D. Total (Lines A thru C)                                       17,169,493.26

 V. Payment Deficiency Amount
          A. Scheduled Monthly Disbursements                              17,169,493.26
          B. Available Distribution Amount
                    1. Available Amount in Certificate Account            17,588,784.04
                    2. Excess Collections in Certificate Account             413,234.25
                    3. Reimbursed Advance on Defaulted Receivables
                       from Excess Spread                                      6,056.53
                    4. Available Distribution Amount (Lines 1-2-3)        17,169,493.26
          C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                 0.00

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  May 17, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

                                                                    Page 6 of 13

 VI. Cash Collateral Account Withdrawal
            A. Available Cash Collateral Amount for the
               Collection Period                                          11,056,978.23
            B. Payment Deficiency Amount                                           0.00
            C. Cash Collateral Account Withdrawal                                  0.00

 VII. Disbursements from the Certificate Account with CCA Withdrawal
            A. Available Distribution Amount
                    1. Available Distribution Amount from
                       Certificate Account                                17,588,784.04
                    2. Excess Collections                                    413,234.25
                    3. Cash Collateral Account Withdrawal                          0.00
                    4. Reimbursed Advance on Defaulted Receivables
                       from Excess Spread                                      6,056.53
                    5 Available Amount (Lines 1 - 2 + 3 - 4)              17,169,493.26
          B. Disbursements of Advance on Defaulted Receivables                     0.00
          C. Disbursements to Certificateholders                          17,008,902.47
          D. Monthly Servicing Fee and Overdue Servicing Fee                 160,590.79
          E. Excess Funds from Certificate Account
                    1. Available Amount after Distribution
                       (Lines A - B - C- D)                                        0.00
                    2. Excess Collections                                    413,234.25
                    3. Excess Funds (Lines 1 + 2)                            413,234.25
 VIII. Average Certificate Principal Balance for the Collection Period
          A. Beginning Balance                                           192,708,943.99
          B. Ending Balance                                              176,535,113.61
          C. Average Balance (Lines (A + B) / 2 )                        184,622,028.80

 IX. Delinquency and Defaults Information

                                                 Group 1

                         Period           Number  Delinquency     Principal
                                                   Amount          Balance
                         30-59 days       596   405,196.20      3,597,568.13
                         60-89 days       122   121,260.49        799,075.90
                         90-119 days       42    52,083.70        221,897.59
                         120+149 days      23    49,065.96        187,818.37
                         150+179 days      19    44,988.72        151,045.37
                         180+209 days      11    30,522.49         77,292.37
                         210+239 days       3    10,818.95         20,787.85
                         240+Days
                         Delinquent         0         0.00              0.00
                         Total            816   713,936.51      5,055,485.58


          B. Principal Amount of Loans in Defaulted Receivables               96,801.48
          C. Delinquency Percentage
                    1. Outstanding Principal Balance for Deliquency
                       (is greater than or equal to) 60 Days               1,457,917.45
                    2. Portfolio Principal Ending Balance for the
                       Collection Period                                 176,535,113.61
                    3. Delinquency Percentage                                  0.8259 %


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  May 17, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT


 X. Portfolio Average Delinquency Rate
          A. Delinquency Rate for Second Prior Period                          1.0144 %
          B. Delinquency Rate for Prior Period                                 0.8292 %
          C. Delinquency Rate for Current Period                               0.8259 %
          D. Average Deliquency Rate                                           0.8898 %

 XI. Portfolio Average Three Due Periods Charge Off Rate
          A. Charge Off Rate for Second Prior Period                           0.8198 %
          B. Charge Off Rate for Prior Period                                  0.5485 %
          C. Charge Off Rate for Current Period
                    1. Principal Recoveries of Defaulted Receivables          47,800.60
                    2. Principal on Defaulted Receivables                     96,801.48
                    3. Average Pool Balance for Collection Period        184,622,028.80
                    4. Charge Off Rate ( 12 * ( Lines ( 2 - 1) / 3)            0.3185 %
          D. Average Charge Off Rate ( ( Lines A thru C) / 3)                  0.5623 %

 XII. Required Cash Collateral Amount for Next Collection Period
          A. Cash Collateral Floor Amount
                    1. Maximum Amount                                     11,056,978.23
                    2. Possible Floor Amount
                              a. Pool Principal Balance at the
                                 Beginning of Collection Period          192,708,943.99

                              b. Cumulative Monthly Interest Through
                                 Final Distribution Date                  27,557,378.99
                              c. Cumulative Monthly Servicing Fee
                                 Through Final Distribution Date           5,299,495.96
                              d. Total ( Lines A thru C)                 225,565,818.94
                    3. Cash Collateral Floor Amount ( Min: Lines 1 & 2)   11,056,978.23
          B. Possible Cash Collateral Amount
                    1. Cash Collateral Percentage
                              a. Average Three Period Delinquency
                                 Percentage                                    0.8898 %
                              b. Delinquency Percentage Trigger                1.2500 %
                              c. Average Three Period Charge Off Rate          0.5623 %
                              d. Charge Off Rate Trigger                       1.2500 %
                              e. Maximum Cash Collateral Percentage Specified  7.0000 %
                              f. Minimum Cash Collateral Percentage Specified  5.0000 %
                              g. Cash Collateral Percentage Applied
                                 (If a(greater than)b or c(greater than)
                                 d, then e, else f)                            5.0000 %
                    2. Pool Principal Balance                            176,535,113.61
                    3. Possible Amount                                     8,826,755.68
          C. Required Cash Collateral Amount (Max: Lines A & B)           11,056,978.23

 XIII. Deposit to Cash Collateral Account
          A. Excess Funds from Certificate Account                           413,234.25
          B. Required Deposit to Cash Collateral Account
                     1. Required Cash Collateral Amount for Next Period   11,056,978.23
                     2. Available Cash Collateral Amount                  11,056,978.23
                     3. Cash Collateral Account Withdrawal                         0.00
                     4. Required Deposit Amount ( Max: 0 & Lines 1-2+3)            0.00
          C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)          0.00

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A
                                  May 17, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT


 XIV. Memorandum Spread Account Unfunded Amount
          A. Memorandum Spread Account Cap
                    1. Cash Collateral Floor Amount                       11,056,978.23
                    2. Possible Cap
                              a. Pool Principal Balance                  176,535,113.61
                              b. Memorandum Spread Account Cap
                                 Percentage
                                        1. Average Three Period
                                           Charge Off Rate                     0.5623 %
                                        2. Minimum Charge Off Rate Trigger     1.2500 %
                                        3. Average Three Period Delinquency
                                           Rate                                0.8898 %
                                        4. Minimum Delinquency Percentage      1.2500 %
                                        5. Minimum Cap Percentage Specified    1.0000 %
                                        6. Maximum Cap Percentage Specified    2.0000 %
                                        7. Memorandum Spread Account Cap
                                           Percentage (If 1(less than or
                                           equal to)2 and 3(less than or
                                           equal to)4 then 5 else 6)           1.0000 %
                              c. Possible Amount (Lines a * b)             1,765,351.14
                    3. Memorandum Spread Account Cap (Max: Lines
                       ( 1 + 2))                                          11,056,978.23
          B. Memorandum Spread Account Amount
                    1. Available Cash Collateral Amount                   11,056,978.23
                    2. Cash Collateral Account Deposit                             0.00
                    3. Cash Collateral Account Withdrawal                          0.00
                    4. Principal Balance on Cash Collateral Loan                   0.00
                    5. Memorandum Spread Account Amount
                       (Max: 0 & Lines 1 + 2 - 3 - 4)                     11,056,978.23
          C. Memorandum Spread Account Unfunded Amount
             (Max: 0 & Lines A - B)                                                0.00

 XV. Available Cash Collateral Payment Funds
          A. Certificate Account Surplus
                    1. Excess Funds from Certificate Account                 413,234.25
                    2. Memorandum Spread Account Unfunded Amount                   0.00
                    3. Certificate Account Surplus                                 0.00
          B. Cash Collateral Account Surplus
                    1. Available Cash Collateral Amount                   11,056,978.23
                    2. Cash Collateral Account Deposit                             0.00
                    3. Cash Collateral Account Withdrawal                          0.00
                    4. Required Cash Collateral Amount for Next Period    11,056,978.23
                    5. Cash Collateral Account Surplus
                       (Max: 0 & Lines 1 + 2 - 3 - 4)                              0.00
          C. Investment Earnings on Cash Collateral Account                   47,925.86
          D. Available Cash Collateral Payment Funds                          47,925.86

 XVI. Scheduled Disbursement on Cash Collateral Loan
          A. Scheduled Interest
                    1. Interest on Deposit Rate Portion                            0.00
                    2. Interest on Base Rate Portion                               0.00
                    3. Unpaid Interest                                             0.00
                    4. Total (Lines 1 thru 3)                                      0.00
          B. Fees and Expenses

                    1. Fees and Expenses                                           0.00
                    2. Overdue Fees and Expenses                                   0.00
                    3. Total (Lines 1 thru 2)                                      0.00

                               C. Total ( Lines A + B )                            0.00


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Grantor Trust 1996-A
                                 May 17, 1999
                      MONTHLY SERVICER CERTIFICATE REPORT

XVII. Excess From Memorandum Spread Account
         A. Memorandum Spread Account Cap                                     11,056,978.23
         B. Adjusted Memorandum Spread Account Amount
                   1. Memorandum Spread Account Amount                        11,056,978.23
                   2. Investment Earnings on Cash Collateral Account              47,925.86
                   3. Interest Due to Cash Collateral Loan                             0.00
                   4. Fees and Expenses to Cash Collateral Loan                        0.00
                   5. Adjusted Memorandum Spread Account Amount
                      (Max: 0 & Lines 1 + 2 - 3 - 4)                          11,104,904.09
         C. Excess from Memorandum Spread Account                                 47,925.86

XVIII. Disbursement of Available Cash Collateral Payment Funds
         A. Available Cash Collateral Payment Funds                               47,925.86
         B. Interest Payment to Cash Collateral Loan                                   0.00
         C. Fees and Expenses on Cash Collateral Depositor                             0.00
         D. Principal Payment to Cash Collateral Loan

                   1. Available Disbursement Amount
                          a. Available Amount after Disbursement of
                             Interest, Fees, & Expenses                           47,925.86
                          b. From Excess of Memorandum Spread Account             47,925.86
                          c. Available Disbursement Amount                             0.00
                   2. Principal Balance on Cash Collateral Loan                        0.00
                   3. Principal Payment                                                0.00
         E. Excess Amount to Seller                                               47,925.86

XIX. Available Cash Collateral Amount for Next Distrbution Date
         A. Available Cash Collateral Amount

                   1. Available Cash Collateral Amount                        11,056,978.23
                   2. Cash Collateral Account Deposit from
                      Certificate Account                                              0.00
                   3. Cash Collateral Account Withdrawal                               0.00
                   4. Cash Collateral Account Surplus                                  0.00
                   5. Available Cash Collateral Amount
                      (Lines 1 + 2 - 3 - 4)                                   11,056,978.23
         B. Available Cash Collateral Percentage                                     6.2633 %

XX. Reimbursed Advance
         A. From Payment in Certificate Account                                  227,954.06
         B. From Excess Spread                                                     6,056.53
         C. From Certificate Account with Cash Collateral Withdrawal                   0.00
         D. Total ( Lines A thru C )                                             234,010.59

XXI. Excess Amount to Seller
         A. From Available Cash Collateral Payment Funds                          47,925.86
         B. From Certificate Account
                   1. Excess Funds                                               413,234.25
                   2. Certificate Account Surplus                                      0.00
                   3. Excess Amount                                              413,234.25
         C Excess Amount to Seller (Lines A thru B)                              461,160.11

XXII. Weighted Average Coupon as of Current Period                                   9.0701 %
XXIII. Weighted Average Maturity as of Current Period                           17.22055477



[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Grantor Trust 1996-A
                                 May 17, 1999
                            MONTHLY BALANCE REPORT


I. Defaulted Receivables Summary
         A. Beginning Balance
                   1. Principal                                         8,094,702.17
                   2. Interes                                             312,843.26
                   3. Total                                             8,407,545.43

         B. Additions
                   1. Principal                                            96,801.48
                   2. Interest                                              6,119.35
                   3. Total ( Lines 1 thru 2)                             102,920.83

         C. Net Recoveries
                   1. Principal                                            47,800.60
                   2. Interest                                              5,207.18
                   3. Excess                                                1,761.56
                   4. Total ( Lines 1 thru 3)                              54,769.34

         D. Adjustments on Excess from Recoveries                           1,761.56

         E. Ending Balance
                   1. Principal                                         8,143,703.05
                   2. Interest                                            313,755.43
                   3. Total ( Lines 1 + 2)                              8,457,458.48

II. Portfolio Delinquency Summary
         A. Beginning Balance                                           2,419,292.76

         B. Additions                                                   1,856,037.75

         C. Recoveries
                   1. From Repurchased Receivables                          8,140.94
                   2. Delinquency Adjustments on Matured Contracts            942.02
                   3. Others                                            1,905,169.84
                   4. Total ( Lines 1 thru 3 )                          1,914,252.80

         D. To Defaulted Receivables                                       24,381.83

         E. Ending Balance                                              2,336,695.88

III. Outstanding Advances Summary
         A. Beginning Balance                                           3,727,883.64
         B. Additions                                                     211,394.95
         C. Reimbursements

                   1. For Defaulted Receivables
                          a. From Receivables Excess Spread                 6,056.53
                          b. From Cash Collateral Withdrawal                    0.00
                          c. From Recoveries of Defaulted
                             Receivables                                        0.00
                          d. Total ( Lines a thru c)                        6,056.53

                   2. Others                                              227,954.06

                   3. Total ( Lines 1 thru 2 )                            234,010.59

         D. Ending Balance ( Lines A + B - C )                          3,705,268.00

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION



                     Chase Manhattan Grantor Trust 1996-A
                                 May 17, 1999
                            MONTHLY BALANCE REPORT


IV. Unreimbursed Advances of Defaulted Receivables Summary
        A. Beginning Balance                                                 0.00
        B. Additions                                                     6,056.53
        C. Reimbursements
                  1. From Recoveries of Defaulted Receivables                0.00
                  2. From Excess Reserve Account                         6,056.53
                  3. From Cash Collateral Withdrawal                         0.00
                  4. Total                                               6,056.53

        D. Ending Balance ( Lines A + B - C)                                 0.00

V. Maturity Interest Deficiency Summary
        A. Beginning Balance                                         2,046,229.70
        B. Additions                                                    52,940.46
        C. Ending Balance                                            2,099,170.16

VI. Certificate Principal Balance
        A. Beginning Balance                                       192,708,943.99
        B. Monthly Prinicpal
                  1. Defaulted Receivables                              96,801.48
                  2. Repurchased Receivables                           145,519.68
                  3. Principal Payment                              15,931,509.22
                  4. Total ( Lines 1 thru 3 )                       16,173,830.38

        C. Ending Balance ( Lines A - B )                          176,535,113.61

VII. Automobiles Receivables Balance Summary
        A. Beginning Balance                                       192,708,943.99
        B. Automobile Receivable Monthly Principal
                  1. Defaulted Receivables                              96,801.48
                  2. Others                                         16,077,028.90
                  3. Total ( Lines 1 thru 2 )                       16,173,830.38

        C. Ending Balance                                          176,535,113.61

VIII. Automobiles Tally Summary
        A. Beginning Number of Receivables                                 36,717
        B. Additions                                                            0
        C. Deductions

                  1. Repurchased Receivables                                   20
                  2. Defaulted Receivables                                     26
                  3. Matured Receivables                                    1,417
                  4. Total ( Lines 1 thru 3 )                               1,463

        D. Ending Number of Receivables                                    35,254



[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Grantor Trust 1996-A
                                 May 17, 1999
                            MONTHLY BALANCE REPORT

 IX. Cash Collateral Loan Summary
                       A. Beginning Balance                                 0.00
                       B. Repayment of Loan                                 0.00
                       C. Ending Balance                                    0.00



[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


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                    Chase Manhattan Grantor Trust 1996-A
                                May 17, 1999

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION